Exhibit 10.1

REAL ESTATE PURCHASE AGREEMENT

THIS REAL ESTATE PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the date of the last signature (the “Effective Date”), by and between OLAM FARMING, INC., a Delaware corporation with principal offices at 205 E. River Park Circle, Suite 310, Fresno, CA 93720-1572 (the “Seller”), and Arnold (CA) LLC, or assigns, a Delaware limited liability company with principal offices at 4600 S. Syracuse St., Suite 1450, Denver, CO 80237, (the “Buyer”), with Chicago Title Company, Fresno, California, as Escrow Holder. Seller and Buyer are sometimes collectively referred to herein as the “Parties” and singularly by their individual names or as a “Party.”

W I T N E S S E T H:

WHEREAS, the Seller has, subject to the terms and conditions enumerated herein, agreed to sell, and the Buyer has agreed to purchase, approximately 5,101 acres of farmland real estate located in Madera and Kern Counties, California, known as the KG, Chowchilla I, Chowchilla II and Stella Ranches and more particularly described in Exhibit A attached hereto (the “Real Estate”) and the Additional Interests, as defined below.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

1.        SALE AND PURCHASE.  Seller does hereby covenant and agree to sell and convey the Real Estate, together with all water rights, all mineral rights (if any, and then only to the extent of Seller’s interest therein), appurtenances and hereditaments, as well as title and interest to easements and rights-of-way, now located thereon or attached thereto (collectively, the “Additional Interests” and, hereafter, the Real Estate and the Additional Interests shall be referred to as the “Property”) by good and sufficient grant deeds recordable in Madera and Kern Counties, California (the "Grant Deeds") to Buyer, or to such entity as Buyer may designate provided that such entity is owned by Buyer or Buyer’s parent company and provided further that Buyer shall not be released from any of Buyer’s agreements and undertakings as set forth herein; and Buyer covenants and agrees to purchase and accept Property on the terms provided for herein. Notwithstanding anything to the contrary written in this Agreement, the Property does not include the Excluded Property (defined below in this Section) which Seller shall retain and Buyer shall not purchase.

a)        Excluded Property. "Excluded Property" includes the following improvements located on the Property: permanent plantings, wells, well parts and equipment, electrical panels, electrical hookups, water conveyance and discharge facilities, pipelines, irrigation systems inclusive of motors, pumps, piping, tubing, emitters, etc., structures, and dwellings (including all residences).   Seller, at Seller's sole discretion, shall have the right to depreciate the Excluded Property. Additionally, Seller may, at Sellers's sole cost and expense, remove, destroy, or level any of the Excluded Property at Seller's sole discretion as long as such acts do not negatively impact the farming operation on the Premises.

2.        PRICE.

a)        Purchase Price. The price at which Seller will sell, and Buyer will purchase, the Property shall be One Hundred Ten Million and No/100 Dollars ($110,000,000.00) (the “Purchase Price”).

b)       Payment of Purchase Price.  The Purchase Price shall be paid as follows:

(i)           Independent Consideration.  Notwithstanding any term or provision of this Agreement, Buyer hereby delivers to Seller an amount equal to One Hundred and No/100 Dollars ($100.00) from the Initial Deposit (as hereinafter defined) (the “Independent Consideration”) as independent consideration to Seller for having entered into this Agreement.  The Independent Consideration shall be nonrefundable if Close of Escrow does not occur for any reason related to a Buyer default or termination under this Agreement, or due to a failure of a Buyer condition, and to the extent that this Agreement requires any funds to be refunded to Buyer, any amount so refunded shall not include the Independent Consideration; provided, however, that the Independent Consideration shall be refunded to Buyer from Seller, as part of Buyer’s damages, in the event of a Seller default under this Agreement.

(ii)          Deposit.  Within three (3) business days of the Effective Date, Buyer shall deposit the sum of One Million and No/100 Dollars ($1,000,000.00) with Escrow Holder (the “Initial Deposit”).  At Buyer’s request, the Initial Deposit shall be placed in an interest bearing account at a federally insured commercial bank or other institution acceptable to Buyer, with all interest accruing for Buyer’s benefit.  The entire Initial Deposit (and any accrued interest) is refundable to Buyer until the end of the Title Review Period (defined below in Section 3(b)). Thereafter, unless Buyer is unable to obtain the Financing (as described in Section 5(a)), the Initial Deposit shall be non-refundable.   After the earlier of Buyer's obtaining assurance of the Financing or the end of the Financing Period, unless Buyer has given timely notice of its election to terminate this Agreement as provided in Section 5(a), Buyer shall deposit an additional One Million and No/100 Dollars ($1,000,000.00) with Escrow Holder (the “Additional Deposit” and together with the Initial Deposit and all interest accrued thereon, is referred to herein as the “Deposit”).  Thereupon, the Deposit shall be non-refundable for any reason except Seller’s material breach of the obligations under this Agreement.  If Escrow Closes, then Escrow Holder shall apply the Deposit (and accrued interest) against the Purchase Price.

(iii)         Balance.  At or prior to the Close of Escrow (as defined below), Buyer shall deposit the balance of the Purchase Price with Escrow Holder in cash, by cashier’s check, wire transfer, or other immediately available good funds acceptable to Seller (the “Balance”).

c)        Liquidated Damages.  NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN THE EVENT THAT THE ESCROW FAILS TO CLOSE DUE TO A BREACH OR DEFAULT BY BUYER, THEN THE AMOUNT OF THE DEPOSIT DEPOSITED AT THAT TIME SHALL ACT AS LIQUIDATED DAMAGES, AND NOT AS A PENALTY AND AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER AT LAW OR OTHERWISE.  THE AMOUNT OF SELLER'S ACTUAL DAMAGES IN THE EVENT OF BUYER’S BREACH OR DEFAULT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN, AND THE AMOUNT SET FORTH ABOVE AS LIQUIDATED

DAMAGES HAS BEEN AGREED UPON BY SELLER AND BUYER AFTER SPECIFIC NEGOTIATION.  THE PARTIES AGREE THAT THE AMOUNT SET FORTH ABOVE REPRESENTS A REASONABLE ESTIMATE OF THE ACTUAL DAMAGES WHICH SELLER WOULD INCUR IN THE CASE OF SUCH BREACH OR DEFAULT BY BUYER.  BY INITIALING THE SPACES WHICH FOLLOW, SELLER AND BUYER SPECIFICALLY AND EXPRESSLY AGREE TO ABIDE BY THE TERMS AND PROVISIONS OF THIS SECTION 2(c) CONCERNING LIQUIDATED DAMAGES IN THE EVENT OF A BREACH OR DEFAULT BY BUYER.

BUYER	SELLER

d)       Allocation of Purchase Price.  For all purposes relevant to the calculation of federal or state taxes, the Parties shall mutually agree on an allocation of the Purchase Price on or before the expiration of the Financing Period, and each Party will report the transactions contemplated herein in a manner consistent with this allocation. The Purchase Price shall be allocated only and solely to the Property.

e)        1031 Exchange.  Each party may engage in an Internal Revenue Code Section 1031 exchange with respect to the sale and purchase of the Property and will cooperate with the other Party (at no cost to the other Party) to the extent necessary to accomplish such exchange.

3.        TITLE TO PROPERTY.  Seller shall convey good, marketable and insurable fee simple title to the Property to Buyer free and clear of all liens and encumbrances, subject only to the exceptions listed below (the "Permitted Exceptions")

a)        Permitted Exceptions.

(i)           The lien for current real and personal property taxes and water district taxes and assessments, if any, not yet due;

(ii)          The lien for supplemental taxes and assessments resulting from the change in ownership created by the sale of the Property to Buyer;

(iii)         Zoning laws and building ordinances, easements of record and rights-of-way for public roads, public utilities, and underground pipelines that are of record or apparent, which do not materially interfere with Buyer’s agricultural use of the Property, including, but not limited to those included on Exhibit A;

(iv)         Covenants and restrictions of record which will not be violated by Buyer’s agricultural use of the Property or which do not restrict agricultural use of the Property;

(v)          Prior mineral leases and/or reservations of record;

(vi)         Roads, ways, and streams crossing the Property;

(vii)        Matters which would be disclosed by a true and current survey of the Property;

(viii)       Existing mortgages to be paid in full at Closing or released at Closing; and

(ix)         All other exceptions to title, not objected to by Buyer pursuant to Section 3(b), reflected on the preliminary report of title to the Property issued by Escrow Holder (the “Preliminary Report”).

b)       Preliminary Report.  As soon as possible after the Effective Date, Escrow Holder shall deliver to Buyer a copy of the Preliminary Report and any exceptions to title listed on the Preliminary Report.  Upon receipt of the Preliminary Report, map with plotted easements and copies of all of documents referred to above, Buyer shall have ten (10) days within which to notify Seller in writing of any exceptions to title disclosed thereby other than those described in Section 3(a) above that Buyer, in its reasonable discretion, disapproves (the “Objectionable Exceptions”).  If Buyer notifies Seller of one or more Objectionable Exceptions, Seller shall have ten (10) days after receipt of such written notice (the "Objection Response Period") to (i) remove or agree to remove the Objectionable Exception(s) prior to the Close of Escrow, and proceed to close the sale; or (ii) refuse to remove the Objectionable Exception(s), in which case Buyer may elect to waive its objection (with any such objections thereafter being deemed Permitted Exceptions) and close the sale, or withdraw its offer to purchase the Property by providing Seller notice of such withdrawal in writing within five (5) days after the last day of the Objection Response Period (the "Title Review Period") and receive a refund of the Deposit (to the extent paid into the Escrow), whereupon neither Party shall have any further obligation to sell or purchase the Property.  Buyer’s failure to provide such written notice of withdrawal to Seller on or before the end of the Title Review Period shall be deemed to constitute Buyer’s acceptance of the Property and intention to complete the purchase thereof in accordance with the terms of this Agreement and the Deposit shall become non-refundable except in the case of Seller’s material default under this Agreement or Buyer's inability to obtain the Financing.

c)        Title Insurance.  At the Close of Escrow and as a condition to Buyer’s obligation to purchase the Property, Escrow Holder shall commit to issue, and to deliver to Buyer, its standard coverage ALTA title insurance policy insuring title to the Property in Buyer in the condition set forth in Section 3(a) and with liability in the amount of the Purchase Price (the “Title Policy”). Seller shall pay the cost of a CLTA title insurance policy and Buyer shall pay any additional costs or fees associated with the ALTA title insurance policy.

d)       Additional Title Evidence. If Buyer or Buyer’s lender requires title evidence of a type other than that which Seller provides, then the additional cost, if any and all other costs not set forth herein to be paid by Seller, occasioned by the title evidence required shall be at Buyer’s expense and no additional cost shall be chargeable to Seller.

e)        Condition of Property. Seller is selling the Property “as is, where is” with no warranties of any nature whatsoever, except as provided in this Agreement.

Except as expressly set forth in this Agreement, Seller has not made and hereby disclaims any and all representations and warranties as to the quality, quantity, adequacy, availability, reliability, transferability or cost of surface or well water, water rights for the Property, or the eligibility thereof or Buyer to receive irrigation water from any irrigation or water district.  Buyer represents that prior to the Closing it will have independently investigated the availability, quality and cost of water available to the Property and satisfied itself as to the adequacy and cost thereof.

Buyer acknowledges that the Property has been an active working farm for many years.  Buyer specifically acknowledges that various petroleum products, fuel, gasoline and chemicals, including fertilizers, herbicides and pesticides, customarily used in farming, some of which may, as of the date hereof, be considered to be hazardous or toxic, may have been used, stored, mixed and applied to the Property in the course of the farming or ranching activities conducted thereon or on adjacent property.  Buyer further acknowledges that, except as expressly set forth in this Agreement and in any other document provided hereunder, Seller, its agents, officers, directors, employees and other persons acting on behalf of Seller have made no representation or warranty of any kind as to the precise number of acres of the Real Estate, the development potential of the Property, the condition of the Property or the soil, drainage capacity, the quality, quantity, variety, value or marketability of any permanent plantings or growing crops, the existence, transferability or value of any mineral rights, or the condition of any improvements, fixtures or equipment located on the Property on which Buyer has relied or will rely, directly or indirectly for any purpose.

BUYER ACKNOWLEDGES THAT BUYER IS PURCHASING THE PROPERTY SOLELY IN RELIANCE ON BUYER'S OWN INVESTIGATION, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER, OR SELLER'S AGENTS.  BUYER WILL ACQUIRE THE PROPERTY INCLUDING ANY IMPROVEMENTS, EQUIPMENT, FIXTURES, AND PERSONAL PROPERTY CONVEYED BY SELLER “AS IS” AND WITHOUT EXPRESS OR IMPLIED WARRANTY OF CONDITION, MERCHANTABILITY OR FITNESS.

4.        INSPECTION PERIOD CANCELLATION.

a)        Inspection Period. Buyer shall have the right to inspect the Property in all respects and perform its general due diligence responsibilities for fifteen (15) days after the Effective Date (the “Inspection Period”).  If such inspection and examination of the Property and related issues, including but not limited to survey, title work, environmental issues, and water rights, is not satisfactory to Buyer, Buyer may, in its sole discretion, cancel this Agreement upon written notice to Seller within the Inspection Period, and in such event neither party will have any further obligation or liability under this Agreement and the Deposit shall be refunded to Buyer.  If Buyer fails to notify Seller of its election to terminate this Agreement on or before the expiration of the Inspection Period, Buyer shall be deemed conclusively to have waived its right to terminate this Agreement pursuant to this Section 4. Seller agrees to cooperate reasonably with any such investigations, inspections or studies made by or at Buyer’s direction.

b)       Buyer's Indemnification of Seller. Buyer shall: (a) keep the Property free and clear of all liens arising out of the activities of Buyer and/or Buyer’s agents at or on the Property; (b) repair any and all damage to the Property caused by Buyer or any Buyer’s agent or by any tests or investigations conducted by, on behalf of, or at the direction of Buyer; and (c) protect, defend with counsel reasonably acceptable to Seller, indemnify and hold Seller, its affiliates and its and their partners, managers, members, employees, shareholders, agents, officers, directors and representatives, harmless from and against any and all actions, liabilities, claims, damages, losses, costs, and expenses (including, but not limited to, reasonable experts’ fees, reasonable attorneys’ fees and the costs and expenses incurred by such attorneys and experts) arising out of or in any way related to: (A) entry onto the Property or any activity thereon or with respect thereto by Buyer or Buyer’s agents (whether before or after the Effective Date); and (B) any breach by Buyer or Buyer’s agents of the provisions of Section 4.

c)        Insurance.  Buyer shall, at all times during its activities on the Property, both during the Inspection Period and until the Closing, obtain and keep in full force and effect the insurance described below.  In accordance with section (iv) below, prior to any entry onto the Property under this Agreement, and as evidence of specified insurance coverage, Buyer shall deliver to Seller certificates of such insurance or, at the request of Seller, copies of such insurance policies.

(i)           Type of Insurance.  Buyer shall, at its sole cost and expense, maintain in full force and effect during the term of this Agreement, with companies acceptable to Seller, which acceptance shall not be unreasonably withheld, the following insurance: (i) Workers Compensation Insurance (at the minimum limit required by law) for all persons Buyer hires as employees of Buyer in carrying out its activities on the Property; and (ii) Commercial General Liability Insurance on an “occurrence” basis, covering the activities of Buyer and its agents, employees, contractors and Buyer’s agents on the Property and any and all resulting injury to persons and damage to the Property, with a combined single limit for bodily injury and property damage of not less than Two Million Dollars ($2,000,000) per occurrence.  Such Commercial General Liability Insurance policy shall include contractual indemnity coverage for the indemnities of Buyer given to Seller under Section 4(b).

(ii)          Additional Insureds.  Seller and its members shall be included as an additional insured under the coverage specified above.

(iii)         Policy Requirements.  Each insurance policy required under this paragraph shall: (i) be issued by insurance carriers licensed and approved to do business in California, having a general policyholders rating of not less than “A-” and financial rating of not less than “VII” in the most current Best’s Insurance Report; (ii) contain a provision that the policy shall not be subject to material alteration to the detriment of Seller or Buyer or cancellation without at least thirty (30) days’ prior written notice being given to Seller by registered mail; (iii) provide that such policy or policies and the coverage evidenced thereby are primary and any insurance maintained by the additional insureds is noncontributing with such primary coverage; and (iv) contain severability of interest and cross liability clauses.

(iv)         Evidence of Insurance.  As evidence of specified insurance coverage, Buyer shall, prior to any entry onto the Property by Buyer or any Buyer’s agent of Buyer and from time to time thereafter at the request of Seller, deliver to Seller certificates evidencing the insurance policies required hereunder.  Seller has the right to review certified policies as reasonably necessary.  Such evidence shall be delivered to Seller before any entry by Buyer, or any Buyer’s agent, on the Property.

5.        CONTINGENCY

a)        Financing.  This Agreement is contingent upon Buyer obtaining satisfactory equity and debt financing with no conditions to closing for the transaction (the “Financing”). Buyer shall use due diligence and make good faith efforts in obtaining such Financing. If Buyer has been unable to obtain such Financing, and Buyer serves written notice of such circumstance to Seller sixty (60) days following the Effective Date of this Agreement (the “Financing Period”), Buyer and Seller shall each have the right to unilaterally terminate this Agreement and the Initial Deposit shall be returned to Buyer.  In case of termination of the Agreement pursuant to this Section 5, neither party shall have any further obligation or liability under this Agreement.

6.        ESCROW AND CLOSING.

a)        Closing shall take place at a time and place agreeable to both Buyer and Seller, and all conditions enumerated in the Agreement have been satisfied or waived by the Buyer (the “Closing”). The Closing shall take place by the later of: (a) 15 days from the expiration of the Financing Period; or (b) November 17, 2017.

b)       Inability to Close.  In the event Escrow Holder is unable to Close the Escrow and the Closing Date is not otherwise extended, the Escrow shall terminate.  Subject to the terms of this Agreement, Escrow Holder shall return to each Party any money or documents deposited by the respective Parties and terminate the Escrow; provided, however, that any cancellation charges imposed by Escrow Holder shall be paid by the defaulting Party, or if neither Party is in default, divided equally between Buyer and Seller.

c)        Procedure for Closing.  Escrow Holder shall Close the Escrow by doing the following:

(i)           Pay from funds deposited by Seller or otherwise distributable to Seller, all claims, demands, and liens necessary to place title to the Property in the condition set forth in Section 3(a);

(ii)          In accordance with Section 6(e), pay Seller's share of the Closing Costs from funds deposited by Seller or otherwise distributable to Seller;

(iii)         Pay from funds deposited by Buyer, Buyer’s share of the Closing Costs;

(iv)         Record the Grant Deeds in the Official Records of Madera and Kern Counties, and direct the County Recorders to return the recorded Grant Deeds to Buyer with conformed copies to Seller and file a Preliminary Change of Ownership Report in both  Madera and Kern Counties;

(v)          Deliver a copy of Buyer’s and Seller's closing statements for the Escrow to the respective Parties;

(vi)         Deliver a copy of the FIRPTA Affidavit and the Withholding Affidavit to Buyer;

(vii)        Subject to Section 6(g), deliver to Seller the Purchase Price, less payments and other charges that are chargeable to Seller as authorized under this Agreement;

(viii)       Subject to Section 6(g), deliver any remaining funds held in Escrow to Buyer; and

(ix)         Deliver to Buyer the original and two (2) copies of the Title Policy in the form set forth in Section 3(c) no later than thirty (30) days after the Closing Date.

7.        TERMS AND CONDITIONS.  The Buyer and Seller agree to the additional terms and conditions set forth in Exhibit B.

8.        NOTICES.  All notices, demands, requests, consents, certificates and waivers from either party to the other shall be in writing and sent by United States registered mail, return receipt requested, postage prepaid, or via e-mail, addressed as follows:

If to Seller:      Olam Farming, Inc.

Attn:      Dave DeFrank

205 E. River Park Circle, Suite 310

Fresno, CA 93720-1572

dave.defrank@olamnet.com

With a copy to:

Ligia Bernardo, Director of Legal

205 E. River Park Circle, Suite 310

Fresno, CA 93720

Baker Manock & Jensen

Attn: Carl R. Refuerzo

5260 North Palm, Suite 421

Fresno, CA 93704

crefuerzo@bakermanock.com

If to Buyer:          Arnold (CA) LLC

attn. Legal Department

4600 S. Syracuse St., Suite 1450

Denver, CO 80237

legal@farmlandpartners.com

or to such other address or email address as the party to receive the notice, demand, request, consent, certificate or waiver may hereafter designate in writing to the other.  All notices, demands, requests, consents, certificates and waivers shall be deemed to be given when sent via email, or on the third business day after being deposited in the United States mail as aforesaid, whichever occurs first.

[Signatures to follow on the next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above:

BUYER:	SELLER:

Arnold (CA) LLC	COLAM FARMING, INC.,
a Delaware corporation

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

EXHIBIT A

DESCRIPTION OF THE REAL ESTATE

KG RANCH:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF MADERA, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

ALL THAT PORTION OF SWAMP & OVERFLOW SURVEY NO. 287, IN THE SOUTHEASTERLY 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23, THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 AND THE SOUTHEASTERLY 1/2 OF NORTHWEST 1/4 OF SOUTHWEST 1/4 OF SECTION 24, TOWNSHIP 13, SOUTH, RANGE 16 EAST, M.D.B.&M., LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN VOL. 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 24 BEARS SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 1,881.00 FEET, SAID POINT OF BEGINNING HAVING COORDINATES Y=106, 842.16 AND X=2, 093, 805.30; THENCE FROM SAID POINT OF BEGINNING AND ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE, SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET; THENCE LEAVING SAID SEGREGATION LINE FROM A TANGENT THAT BEARS SOUTH 52 DEGREES 22 MINUTES 36 SECONDS WEST ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1,035.00 FEET THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO A POINT ON THE LAST SAID SEGREGATION LINE; THENCE ALONG SAID SEGREGATION LINE, SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 185.71 FEET; THENCE SOUTH 28 DEGREES 04 MINUTES 39 SECONDS WEST 408.24 FEET, THENCE LEAVING THE SAID SEGREGATION LINE, SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 635.55 FEET; THENCE SOUTH 03 DEGREES 12 MINUTES 16 SECONDS WEST 100.13 FEET; THENCE SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 844.73 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 970 FEET THROUGH A CENTRAL ANGLE OF 29 DEGREES 33 MINUTES 26 SECONDS, AN ARC DISTANCE OF 500.40 FEET; THENCE SOUTH 35 DEGREES 37 MINUTES 27 SECONDS WEST 2,529.94 FEET TO A 3/4 INCH IRON PIPE WITH BRASS PLUG MARKED "C8-123" FROM WHICH A 1 1/2 INCH STEEL AXLE MARKING THE NORTHEAST CORNER OF SAID SECTION 23 BEARS NORTH 04 DEGREES 23 MINUTES 40 SECONDS EAST 4,906.71 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 470.00 FEET THROUGH A CENTRAL ANGLE OF 30 DEGREES 16 MINUTES 23 SECONDS AN ARC DISTANCE OF 248.33 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 245.28 FEET, THENCE SOUTH 68 DEGREES 45 MINUTES 35 SECONDS WEST 100.12 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 115.87 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 465 FEET THROUGH A CENTRAL ANGLE OF 38 DEGREES 43 MINUTES 04 SECONDS, AN ARC DISTANCE OF 314.23 FEET TO A POINT ON THE NORTHWESTERLY LINE OF SAID STATE SWAMP AND OVERFLOWED LANDS SURVEY NO. 287; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 45 DEGREES 16 MINUTES 49 SECONDS WEST 33.17 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 23; THENCE ALONG SAID SOUTH LINE SOUTH 89 DEGREES 59 MINUTES 38 SECONDS WEST 290 FEET, MORE OR LESS, TO THE LOW WATER MARK ON THE NORTH OR RIGHT BANK OF THE SAN JOAQUIN RIVER; THENCE

UPSTREAM ALONG SAID LOW WATER MARK WITH THE MEANDERS THEREOF TO AN INTERSECTION WITH THE NORTH LINE OF SAID SECTION 24; THENCE ALONG THE NORTH LINE OF SAID SECTION 24, SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 370 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 24; THENCE 89 DEGREES 48 MINUTES 28 SECONDS EAST 1,881.00 FEET TO THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24; THENCE SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET, ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE OF THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL, SAID POINT OF BEGINNING HAVING COORDINATES Y=106,835 34 AND X=2, 093,767.08; THENCE FROM SAID POINT OF BEGINNING AND ALONG SAID SEGREGATION LINE SOUTH 79 DEGREES 52 MINUTES 39

SECONDS WEST 264.78 FEET; THENCE SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 211.08 FEET; THENCE LEAVING SAID SEGREGATION LINE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 1035 FEET, THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION LYING BETWEEN THE LOW WATER MARK AND THE CENTERLINE OF THE SAN JOAQUIN RIVER.

AND ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN VOL. 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO. 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 2:

ALL THAT PORTION OF SWAMP & OVERFLOW SURVEY NO. 576 IN THE WEST 1/2 OF SECTION 24, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION 24 BEARS SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 1,881.00 FEET, SAID POINT OF BEGINNING HAVING COORDINATES Y=106,824 16 AND X=2,093,805.30; THENCE FROM SAID POINT OF BEGINNING AND ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE, SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET; THENCE LEAVING SAID SEGREGATION LINE FROM A TANGENT THAT BEARS

SOUTH 52 DEGREES 22 MINUTES 36 SECONDS WEST ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1,035.00 FEET THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO A POINT ON THE LAST SAID SEGREGATION LINE; THENCE ALONG SAID SEGREGATION LINE, SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 185.71 FEET; THENCE SOUTH 28 DEGREES 04 MINUTES 39 SECONDS WEST 408.24 FEET; THENCE LEAVING THE SAID SEGREGATION LINE, SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 635.55 FEET; THENCE SOUTH 03 DEGREES 12 MINUTES 16 SECONDS WEST 100.13 FEET; THENCE SOUTH 06 DEGREES 04 MINUTES 01 SECONDS WEST 844.73 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 970 FEET THROUGH A CENTRAL ANGLE OF 29 DEGREES 33 MINUTES 26 SECONDS, AN ARC DISTANCE OF 500.40 FEET; THENCE SOUTH 35 DEGREES 37 MINUTES 27 SECONDS WEST 2,529.94 FEET TO A 3/4 INCH IRON PIPE WITH BRASS PLUG MARKED "C8-123" FROM WHICH A 1 1/2 INCH STEEL AXLE MARKING THE NORTHEAST CORNER OF SAID SECTION 23 BEARS NORTH 04 DEGREES 23 MINUTES 40 SECONDS EAST 4,096.71 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 470.00 FEET THROUGH A CENTRAL ANGLE OF 30 DEGREES 16 MINUTES 23 SECONDS AN ARC DISTANCE OF 248 33 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 245.28 FEET; THENCE SOUTH 68 DEGREES 45 MINUTES 35 SECONDS WEST 100.12 FEET; THENCE SOUTH 65 DEGREES 53 MINUTES 50 SECONDS WEST 115.87 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 465 FEET THROUGH A CENTRAL ANGLE OF 38 DEGREES 43 MINUTES 04 SECONDS, AN ARC DISTANCE OF 314.23 FEET TO A POINT ON THE NORTHWESTERLY LINE OF SAID STATE SWAMP AND OVERFLOWED LAND SURVEY NO. 287; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 45 DEGREES 16 MINUTES 49 SECONDS WEST 33.17 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 23; THENCE ALONG SAID SOUTH LINE SOUTH 89 DEGREES 59 MINUTES 38 SECONDS WEST 290 FEET, MORE OR LESS, TO THE LOW WATER MARK ON THE NORTH OR RIGHT BANK OF THE SAN JOAQUIN RIVER; THENCE UPSTREAM ALONG SAID LOW WATER MARK WITH THE MEANDERS THEREOF TO AN INTERSECTION WITH THE NORTH LINE OF SAID SECTION 24, THENCE ALONG THE NORTH LINE OF SAID SECTION 24, SOUTH 89 DEGREES 48 MINUTES 28 SECONDS WEST 370 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 24; THENCE NORTH 89 DEGREES 48 MINUTES 28 SECONDS EAST 1,881.00 FEET TO THE UNITED STATES TRAVERSE CORNER ON THE NORTH LINE OF SAID SECTION 24; THENCE SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 38.83 FEET, ALONG THE UNITED STATES GOVERNMENT SEGREGATION LINE TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL, SAID POINT OF BEGINNING HAVING COORDINATES Y=106,835.34 AND X=2,093,767 08; THENCE FROM SAID POINT OF BEGINNING AND ALONG SAID SEGREGATION LINE SOUTH 79 DEGREES 52 MINUTES 39 SECONDS WEST 264.78 FEET; THENCE SOUTH 06 DEGREES 37 MINUTES 48 SECONDS EAST 211.08 FEET; THENCE LEAVING SAID SEGREGATION LINE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 1035 FEET, THROUGH A CENTRAL ANGLE OF 19 DEGREES 23 MINUTES 10 SECONDS, AN ARC DISTANCE OF 350.19 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THERFROM THAT PORTION LYING BETWEEN THE LOW WATER MARK AND THE CENTERLINE OF THE SAN JOAQUIN RIVER.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO. 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO. 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 3:

ALL OF SWAMP AND OVERFLOW SURVEY NO. 172, IN THE NORTHEAST 1/4 OF SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

AND ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT IN DEED RECORDED OCTOBER 26, 1972 IN BOOK 1140 OF OFFICIAL RECORDS, PAGE 296, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811, PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 4:

ALL OF SWAMP AND OVERFLOW LOCATION SURVEY NO. 3586 IN THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 23, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING IN MADERA COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN SAID REAL PROPERTY; AS RESERVED BY GERTRUDE FRIEDL AND ELIZABETH LOUISE LE BEUF, IN DEED DATED NOVEMBER 12, 1965 AND RECORDED NOVEMBER 18, 1965 IN BOOK 949 OF OFFICIAL RECORDS, PAGE 519, MADERA COUNTY RECORDS, DOCUMENT NO. 16754.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811, PAGE 139, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN: 040-222-026 (PORTION)

PARCEL NO. 5:

THE NORTHWEST 1/4; THE NORTHWEST 1/4 OF THE NORTHEAST 1/4; THE WEST 1/2 OF THE SOUTHWEST 1/4, LOTS 1, 2, 3 AND 4, STATE SWAMP AND OVERFLOW LOCATION SURVEY NO. 3586 IN THE NORTHEAST 1/4 OF THE NORTHEAST 1/4, STATE SWAMP AND OVERFLOW LOCATION SURVEY 3586 IN THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4; STATE SWAMP AND OVERFLOW LOCATION SURVEY 3586 IN THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4, STATE SWAMP AND OVERFLOW SURVEY 248 IN THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 IN MADERA COUNTY, ALL OF STATE SWAMP AND OVERFLOW SURVEY 576 IN MADERA COUNTY IN SECTION 13, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL THE ABOVE DESCRIBED LANDS ALL OIL, GAS AND MINERALS THEREIN AND THEREUNDER, AS HERTOFORE CONVEYED BY DEED DATED DECEMBER 2, 1944 AND RECORDED MAY 11, 1945 IN BOOK 362 OF OFFICIAL RECORDS, PAGE 111, MADERA COUNTY RECORDS, TO EDWINA H. GILL, AS TO AN UNDIVIDED 1/3RD INTEREST, WILL GILL, JR., AS TO AN UNDIVIDED 1/6TH INTEREST; AND INEZ THOMPSON, AS TO AN UNDIVIDED 1/6TH INTEREST, ERNEST GILL, AS TO AN UNDIVIDED 1/6TH INTEREST AND RALPH GILL, AS TO AN UNDIVIDED 1/6TH INTEREST.

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO. 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO. 1834.

APN: 040-166-002

PARCEL NO. 6:

LOTS 2, 3 AND 4; THE NORTH 1/2 OF THE NORTHEAST 1/4; THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4; THOSE PORTIONS OF STATE SWAMP AND OVERFLOW SURVEYS 384, 385 AND 386 IN MADERA COUNTY IN SECTION 23; LOT 1 IN SECTION 24; ALL IN TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM AN UNDIVIDED 1/2 INTEREST IN ALL OIL, GAS, AND PETROLEUM AND OTHER MINERAL AND HYDROCARBON SUBSTANCES IN AND UNDER SAID LANDS; AS RESERVED IN DEED FROM EDISON SECURITIES COMPANY, A CORPORATION, DATED AUGUST 31, 1945 AND RECORDED OCTOBER 26, 1945 IN BOOK 363 OF OFFICIAL RECORDS, PAGE 430, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM (A) AN UNDIVIDED 26% INTEREST IN ALL OIL, GAS, PETROLEUM AND OTHER MINERAL AND HYDROCARBON SUBSTANCES IN, ON, UNDER OR UPON OR THAT MAY BE PRODUCED FROM SAID LAND; (B) ALL OTHER MINERALS OF ANY KIND WHATSOEVER, OTHER THAN OIL, GAS, PETROLEUM AND OTHER MINERALS AND HYDROCARBON SUBSTANCES, AND (C) ALL SURFACE AND UNDERGROUND WATER APPERTAINING TO SAID LANDS, EXCEPT SO MUCH THEREOF AS IS REASONABLY NECESSARY FOR STOCK PURPOSES ON SAID LANDS, AS EXCEPTED AND RESERVED IN A DEED FROM CROCKER FIRST NATIONAL BANK OF SAN FRANCISCO, DATED APRIL 1, 1946 AND RECORDED JUNE 11, 1946 IN BOOK 390 OF OFFICIAL RECORDS, PAGE 233, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM AN UNDIVIDED 24% INTEREST IN AND TO ALL OIL, GAS AND MINERALS THEREUNDER, AS HERETOFORE CONVEYED TO EDWINA H. GILL, A WIDOW, RALPH GILL, ERNEST GILL AND WILL GILL, JR., AS TO AN UNDIVIDED 1/4 INTEREST EACH BY DEED RECORDED MAY 20, 1959 IN BOOK 745, PAGE 351, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO. 14630.

AND ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT IN DEED RECORDED OCTOBER 26, 1972 IN BOOK 1140 OF OFFICIAL RECORDS, PAGE 296, MADERA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811, PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO. 3975 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO, 1834.

APN: 040-222-023; 040-222-024; 040-222-027 AND 040-222-025

PARCEL NO. 7:

ALL OF THAT PORTION OF GOVERNMENT LOT 1, STATE SWAMP AND OVERFLOW SURVEY NO. 172 IN THE WEST HALF OF THE SOUTHEAST QUARTER, STATE SWAMP AND OVERFLOW SURVEY NO. 173 IN THE EAST HALF OF THE WEST HALF, STATE SWAMP AND OVERFLOW SURVEY NO. 526 IN THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER, STATE SWAMP AND OVERFLOW LOCATION SURVEY 3586 IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER, AND STATE SWAMP AND OVERFLOW SURVEY NO. 3586 IN THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER, ALL IN SECTION 23, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING NORTH AND EAST OF THE NORTHERLY BOUNDARY OF THAT PARCEL GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440, OFFICIAL RECORDS OF MADERA COUNTY, AS DOCUMENT NO. 14630.

TOGETHER WITH THAT PORTION OF SECTION 22, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 22; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF SAID SECTION 22, A DISTANCE OF 445.44 FEET TO THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440, OFFICIAL RECORDS OF MADERA COUNTY, DOCUMENT NO. 14630; THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 159.11 FEET; THENCE NORTH 15 DEGREES 16 MINUTES 57 SECONDS EAST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 25.00 FEET; THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 185.63 FEET; THENCE NORTH 65 DEGREES 14 MINUTES 50 SECONDS EAST A DISTANCE OF 274.77 FEET; THENCE 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 64.16 FEET; THENCE NORTH 62 DEGREES 49 MINUTES 20 SECONDS EAST A DISTANCE OF 67 11 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 120 15 FEET TO THE NORTH LINE OF SAID SECTION

22, THENCE NORTH 88 DEGREES 34 MINUTES 53 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 18 57 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THE ABOVE DESCRIBED LANDS ALL OIL, GAS AND MINERALS THEREIN AND THEREUNDER, AS HERETOFORE CONVEYED BY DEED DATED DECEMBER 2, 1944 AND RECORDED MAY 11, 1945 IN BOOK 362 OF OFFICIAL RECORDS, PAGE 111, MADERA COUNTY RECORDS, TO EDWINA H GILL, AS TO AN UNDIVIDED 1/3RD INTEREST; WILL GIL, JR , AS TO AN UNDIVIDED 1/6TH INTEREST, AND INEZ THOMPSON, AS TO AN UNDIVIDED 1/6TH INTEREST, ERNEST GILL, AS TO AN UNDIVIDED 1/6TH INTEREST AND RALPH GILL, AS TO AN UNDIVIDED 1/6TH INTEREST

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN 040-222-022 AND PORTION OF 040-221-005 NEW APN 040-222-028

PARCEL NO. 8:

THAT PORTION OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING EAST OF THE FOLLOWING DESCRIBED LINE

COMMENCING AT A POINT ON THE NORTH LINE OF SAID SECTION 15 WHICH BEARS NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST A DISTANCE OF 2032.23 FEET FROM THE NORTHWEST CORNER THEREOF, THENCE SOUTH 00 DEGREES 27 MINUTES 42 SECONDS EAST A DISTANCE OF 5297.14, MORE OR LESS, TO THE SOUTH LINE OF SAID SECTION 15

TOGETHER WITH THAT PORTION OF GOVERNMENT LOTS 2 AND 3 AND STATE SWAMP AND OVERFLOW SURVEYS NO 527 AND 383 IN SECTION 22, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLATS THEREOF, LYING NORTH OF THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440, OFFICIAL RECORDS OF MADERA COUNTY, DOCUMENT NO 14630, AND EAST OF THE FOLLOWING DESCRIBED LINE

COMMENCING AT A POINT ON THE NORTH LINE OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, WHICH BEARS NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST A DISTANCE OF 2032.23 FEET FROM THE NORTHWEST CORNER THEREOF, THENCE SOUTH 00 DEGREES 27 MINUTES 42 SECONDS EAST A DISTANCE OF 5899.62 FEET, MORE OR LESS, TO A POINT ON SAID NORTHERLY BOUNDARY OF THAT PARCEL GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT

EXCEPTING THEREFROM THAT PORTION OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 15, THENCE SOUTH 00 DEGREES 12 MINUTES 31 SECONDS WEST, ALONG THE EAST LINE OF SAID SECTION 15, A DISTANCE OF 5262.61 FEET TO THE SOUTHEAST CORNER THEREOF, THENCE SOUTH 88 DEGREES 34 MINUTES 53 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 15, A DISTANCE OF 18.57 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 5165.06 FEET, THENCE SOUTH 89 DEGREES 13 MINUTES 00 SECONDS WEST A DISTANCE OF 56.83 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF

97.00 FEET TO THE NORTH LINE OF SAID SECTION 15, THENCE NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 146.60 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF SECTION 22, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 22, THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF SAID SECTION 22, A DISTANCE OF 445.44 FEET TO THE NORTHERLY BOUNDARY OF THAT PARCEL OF LAND GRANTED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974, PAGE 440 OFFICIAL RECORDS OF MADERA COUNTY, DOCUMENT NO 14630, THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 159.11 FEET, THENCE NORTH 15 DEGREES 16 MINUTES 57 SECONDS EAST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 25.00 FEET, THENCE NORTH 74 DEGREES 43 MINUTES 03 SECONDS WEST, ALONG SAID NORTHERLY BOUNDARY, A DISTANCE OF 185.63 FEET, THENCE NORTH 65 DEGREES 14 MINUTES 50 SECONDS EAST A DISTANCE OF 274.77 FEET, THENCE 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 64.16 FEET, THENCE NORTH 62 DEGREES 49 MINUTES 20 SECONDS EAST A DISTANCE OF 67.11 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 120.15 FEET TO THE NORTH LINE OF SAID SECTION 22, THENCE NORTH 88 DEGREES 34 MINUTES 53 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 18.57 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN PORTION OF 040-162-004 AND PORTION OF 040-221-005 NEW APN 040-162-005

PARCEL NO. 9:

SECTION 14, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF

TOGETHER WITH THAT PORTION OF SECTION 15, TOWNSHIP 13 SOUTH, RANGE 16 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS.

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 15, THENCE SOUTH 00 DEGREES 12 MINUTES 31 SECONDS WEST, ALONG THE EAST LINE OF SAID SECTION 1, A DISTANCE OF 5262.61 FEET TO THE SOUTHEAST CORNER THEREOF, THENCE SOUTH 88 DEGREES 34 MINUTES 53 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 15, A DISTANCE OF 18.57 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF 5165.06 FEET,

THENCE SOUTH 89 DEGREES 13 MINUTES 00 SECONDS WEST A DISTANCE OF 56.83 FEET, THENCE NORTH 00 DEGREES 34 MINUTES 00 SECONDS WEST A DISTANCE OF

97.00 FEET TO THE NORTH LINE OF SAID SECTION 15, THENCE NORTH 89 DEGREES 13 MINUTES 00 SECONDS EAST, ALONG SAID NORTH LINE, A DISTANCE OF 146.60 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THE ABOVE DESCRIBED LANDS ALL OIL, GAS AND MINERALS THEREIN AND THEREUNDER, AS HERETOFORE CONVEYED BY DEED DATED DECEMBER 2, 1944 AND RECORDED MAY 11, 1945 IN BOOK 362 OF OFFICIAL RECORDS, PAGE 111, MADERA COUNTY RECORDS, TO EDWINA H GILL, AS TO AN UNDIVDED 1/3RD INTEREST, WILL GILL, JR , AS TO AN UNDIVIDED 1/6TH INTEREST, AND INEZ THOMPSON, AS TO AN UNDIVIDED 1/6TH INTEREST, ERNEST GILL, AS TO AN UNDIVIDED 1/6TH INTEREST AND RALPH GILL, AS TO AN UNDIVIDED 1/6TH INTEREST.

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED NOVEMBER 10, 1966 IN BOOK 974 OF OFFICIAL RECORDS, PAGE 440, MADERA COUNTY RECORDS, DOCUMENT NO 14630.

ALSO EXCEPTING THEREFROM SUCH INTEREST IN ALL OIL, GAS, OIL SHALE, COAL AND ANY OTHER HYDROCARBONS OF WHATSOEVER NATURE, PHOSPHATE, SODIUM, GOLD, SILVER, GEOTHERMAL RESOURCES, AND ALL OTHER MINERAL DEPOSITS IN AND UNDER SAID REAL PROPERTY, AS WAS RESERVED IN DEED FROM GETTY OIL COMPANY, A DELAWARE CORPORATION, RECORDED FEBRUARY 27, 1985 IN BOOK 1811 AT PAGE 189, MADERA COUNTY RECORDS, DOCUMENT NO 3875 AND AS MODIFIED BY AGREEMENT

RECORDED FEBRUARY 2, 1987 AS DOCUMENT NO 1834.

APN 040-162-001 AND PORTION OF 040-162-004 NEW APN 040-164-002

STELLA RANCH:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF KERN, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

PARCELS 5, 6, 7, 8, 13, 14, 15 AND 16 OF PARCEL MAP 8799 IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED DECEMBER 23, 1988 IN BOOK 37, PAGES 101, 102 AND 103 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE, HYDROGEN, HELIUM, NITROGEN, METHANE, SULFUR (IN EACH CASE IN EITHER LIQUID OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBONS") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCE, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTEREST RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY"); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OF SIMILAR SUBSTANCES TO, FROM AND ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL

PROPERTY; (5) THE RIGHT TO PRODUCE EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL, GAS, MINERALS, AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS, (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES, WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APNS: 184-070-29, 184-070-30, 184-070-31, 184-070-32, 184-100-16, 184-100-17, 184-100-18 & 184-100-19)

PARCEL NO. 2:

THAT PORTION OF SECTION 9, TOWNSHIP 31 SOUTH, RANGE 26 EAST, M.D.B.M., IN THE UNINCORPORATED AREA, OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF PARCEL A OF PARCEL MAP 761 AS RECORDED FEBRUARY 15, 1973 IN BOOK 4, PAGE 150 OF PARCEL MAPS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE HYDROGEN, HELIUM, NITROGEN, METHANE, SULFUR (IN EACH CASE 1 EITHER LIQUID OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBONS") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTERESTS RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OR SIMILAR SUBSTANCES TO, FROM AND ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL, GAS, MINERALS AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OF HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER TO PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED

AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES, WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APN: 184-090-21

PARCEL NO. 3:

THAT PORTION OF SECTION 16, TOWNSHIP 31 SOUTH, RANGE 26 EAST, M.D.B.M., IN THE UNINCORPORATED AREA, OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING NORTHEAST OF THE NORTHEASTERLY LINE OF INTERSTATE 5 AS CONVEYED TO THE STATE OF CALIFORNIA IN DEED RECORDED MARCH 24, 1967 IN BOOK 4037, PAGE 193 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SAID LAND LYING WITHIN PARCEL A OF PARCEL MAP 761 AS RECORDED FEBRUARY 15, 1973 IN BOOK 4, PAGE 150 OF PARCEL MAP.

ALSO EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE, HYDROGEN, HELIUM, NITROGEN, METHANE, SULFUR (IN EACH CASE IN EITHER LIQUID OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBON") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTEREST RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY"); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OR SIMILAR SUBSTANCES TO, FROM ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME

GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCE, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL, GAS, MINERALS AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS,

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL, PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS, (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS

RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APN: 184-110-32

PARCEL NO. 4:

THAT PORTION OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 31, SOUTH, RANGE 26 EAST, M.D.B.M., IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING NORTHEASTERLY OF THE NORTHEASTERLY LINE OF INTERSTATE 5 AS CONVEYED TO THE STATE OF CALIFORNIA IN DEED RECORDED MARCH 24, 1967 IN BOOK 4037, PAGE 193 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM (1) ALL OIL, GAS AND OTHER LIQUID AND GASEOUS HYDROCARBONS, AND IN ADDITION THERETO CARBON DIOXIDE, HYDROGEN, HELIUM OR GASEOUS FORM) AND ANY OTHER LIQUID OR GASEOUS SUBSTANCES, INERT OR OTHERWISE, OR ANY OF THEM, AND ANY MINERALS OR OTHER SUBSTANCES PRODUCED IN ASSOCIATION THEREWITH ("HYDROCARBONS") IN, ON OR UNDER THE PROPERTY; (2) THE EXCLUSIVE RIGHT TO PROSPECT FOR, DRILL FOR, PRODUCED, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW AND REMOVE HYDROCARBONS FROM AND THROUGH THE LANDS TO WHICH THE SUBJECT INTERESTS RELATE, OR LANDS POOLED, UNITIZED OR COMMUNITIZED THEREWITH, (WHICH LANDS SHALL BE REFERRED TO HEREIN AS THE "REAL PROPERTY"); (3) ALL REVERSIONARY RIGHTS RELATING TO HYDROCARBONS IN, ON OR UNDER THE REAL PROPERTY; (4) THE RIGHT TO CONSTRUCT, MAINTAIN, OPERATE, REPAIR, REPLACE AND REMOVE GATHERING LINES AND RELATED IMPROVEMENTS FOR THE PURPOSE OF TRANSPORTING HYDROCARBONS OR SIMILAR SUBSTANCES TO, FROM AND ACROSS THE REAL PROPERTY, WHETHER PRODUCED FROM THE REAL PROPERTY, PRODUCED FROM LANDS POOLED, UNITIZED OR COMMUNITIZED WITH THE REAL PROPERTY OR PRODUCED FROM LANDS IN THE SAME GEOGRAPHIC AREA AS THE REAL PROPERTY; (5) THE RIGHT TO PRODUCE, EXTRACT AND REMOVE, INJECT INTO, DISPOSE OF, STORE UNDER AND THEREAFTER WITHDRAW FROM AND THROUGH THE REAL PROPERTY ANY OIL GAS, MINERALS AND OTHER SUBSTANCES THAT MAY BE POOLED, COMMUNITIZED OR UNITIZED WITH ANY OF SAID HYDROCARBONS; AND (6) THE EXCLUSIVE RIGHT TO DRILL AND OPERATE WHATEVER WELLS, CONSTRUCT, INSTALL, OPERATE, MAINTAIN, REPLACE AND REMOVE WHATEVER OTHER FACILITIES AND DO WHATEVER ELSE MAY BE REASONABLY NECESSARY ON AND IN THE REAL PROPERTY FOR THE FULL ENJOYMENT OF THE RIGHTS HEREIN GRANTED, INCLUDING THE RIGHT OF INGRESS TO AND EGRESS FROM THE REAL PROPERTY FOR SUCH PURPOSES; AS CONVEYED TO TENNECO OIL COMPANY, A DELAWARE CORPORATION, IN DOCUMENT RECORDED NOVEMBER 18, 1988 IN BOOK 6183, PAGE 1167 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OTHER MINERALS OF WHATEVER KIND OR CHARACTER, ALL HEREIN COLLECTIVELY CALLED "MINERALS", NOT CONVEYED TO TENNECO OIL COMPANY WHETHER SUCH MINERALS ARE NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED (IT BEING INTENDED THAT THE WORD "MINERALS" AS USED HEREIN SHALL BE DEFINED IN THE BROADEST SENSE OF THE WORD BUT SHALL NOT INCLUDE SAND, GRAVEL OR AGGREGATES) WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES, ALL SALT WATER, BRINES AND GEOTHERMAL RESOURCES, IN, UNDER OR MAY BE PRODUCED FROM SAID REAL PROPERTY; THE EXCLUSIVE RIGHT, BY WHATEVER METHODS NOW OR HEREAFTER KNOWN, AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, TO PROSPECT FOR, INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, EXTRACT, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP ALL SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES, WHICH ARE IN, UNDER OR MAY BE PRODUCED FROM THE PREMISES; THE EXCLUSIVE RIGHT TO DRILL INTO AND THROUGH THE PREMISES TO EXPLORE FOR AND THEREAFTER PRODUCE AND EXTRACT MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES WHICH MAY BE PRODUCED FROM ADJACENT PROPERTY, THE RIGHT TO LAY, CONSTRUCT, ERECT AND PLACE UPON AND IN THE PREMISES, AND USE, MAINTAIN AND OPERATE THEREON AND THEREAFTER

REMOVE ALL MACHINERY, FIXTURES, EQUIPMENT, PIPELINES, TELEPHONE LINES, ELECTRIC POWER LINES, ROADS, AND OTHER STRUCTURES AND FACILITIES AS GRANTOR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, FOR THE EXERCISE AND ENJOYMENT OF THE RIGHTS HEREIN EXCEPTED AND RESERVED; THE EXCLUSIVE RIGHT TO TREAT, PROCESS, (BUT NOT REFINE), STORE UPON AND REMOVE FROM THE PREMISES SUCH MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES; THE EXCLUSIVE RIGHT TO PRODUCE AND EXTRACT SUCH MINERALS BY SUCH METHOD OR METHODS AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS MAY DEEM ADVISABLE, THE RIGHT AT ALL TIMES, WITHOUT CHARGE, TO INVESTIGATE FOR, EXPLORE FOR, DRILL FOR, PRODUCE, REMOVE AND REDUCE TO POSSESSION AND OWNERSHIP, THOSE QUANTITIES OF FRESH WATER FROM AQUIFERS UNDERLYING SAID REAL PROPERTY DEEMED NECESSARY BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS TO USE IN PROSPECTING, EXPLORING, DRILLING, PRODUCING, EXTRACTING AND REMOVING OR OTHER OPERATIONS IN CONNECTION WITH THE FULL ENJOYMENT AND EXERCISE OF THE RIGHTS HEREIN EXCEPTED AND RESERVED ANY AND ALL OTHER RIGHTS UPON SAID REAL PROPERTY AS GRANTOR OR ITS SUCCESSORS OR ASSIGNS DEEMS NECESSARY, INCIDENTAL TO, OR CONVENIENT, WHETHER ALONG OR COJOINTLY WITH NEIGHBORING LANDS, IN EXPLORING FOR, PRODUCING AND EXTRACTING THE MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES HEREIN EXCEPTED AND RESERVED; AND THE UNLIMITED AND UNRESTRICTED RIGHTS OF ACCESS TO SAID MINERALS, SALT WATER, BRINES AND GEOTHERMAL RESOURCES AND OF INGRESS AND EGRESS TO AND FROM, OVER AND ACROSS SAID REAL PROPERTY FOR ALL PURPOSES DEEMED ADVISABLE BY GRANTOR OR ITS SUCCESSORS OR ASSIGNS IN THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN PROVIDED, HOWEVER, THAT GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, UPON BEING PROVIDED PROOF THEREOF, SHALL COMPENSATE GRANTEE OR ITS SUCCESSORS AND ASSIGNS (A) FOR ANY AND ALL ACTUAL DAMAGE TO IMPROVEMENTS, TREES AND GROWING CROPS UPON SAID REAL PROPERTY WHICH IS CAUSED BY THE EXERCISE OF THE RIGHTS EXCEPTED AND RESERVED HEREIN, AND (B) THE REASONABLE VALUE OF THE LANDS USED FOR ACTUAL DEVELOPMENT AND EXTRACTION OF SUCH MINERAL RIGHTS. ALL AS RESERVED BY TENNECO WEST, INC., A DELAWARE CORPORATION BY DOCUMENT RECORDED JANUARY 31, 1991 IN BOOK 6483, PAGE 753 OF OFFICIAL RECORDS.

APN: 184-100-13

CHOWCHILLA I RANCH:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF MADERA, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

LOT 530 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12, AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-029

PARCEL NO. 2:

LOTS 15 AND 16 IN BLOCK 23 OF CENTRAL TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 OF PAGE 13 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM THOSE PORTIONS OF LOTS 15 AND 16 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SECTION 14, TOWNSHIP 10 SOUTH, RANGE 15 EAST, MOUNT DIABLO BASE AND MERIDIAN, THENCE S. 89° 07’ W., 2640 FEET TO THE SOUTHWEST CORNER OF SAID LOT 15, THENCE N. 0° 57’ W. 30.00 FEET; THENCE N. 89° 07’ E., 2610 FEET; THENCE N. 0° 57’ W., 1290 FEET; THENCE N. 89° 07’ E., 30.00 FEET TO THE NORTHEAST CORNER OF SAID LOT 16; THENCE S. 0° 57’ E., 1320 FEET, ORE OR LESS, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-011

PARCEL NO. 3:

LOT 13 IN BLOCK 22 OF CENTRAL COLONIES, ACCORDING TO THE MAP ENTITLED “CENTRAL COLONIES”, BEING A PORTION OF THE CENTRAL TRACT OF THE CHOWCHILLA RANCH, FILED AND RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MADERA, STATE OF CALIFORNIA, ON DECEMBER 2, 1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-024

PARCEL NO. 4:

LOT 14 IN BLOCK 22 OF CENTRAL COLONIES, IN THE UNINCORPORATED AREA, COUNTY OF MADERA, STATE OF CALIFORNIA, ACCORDING TO THE MAP THEREOF RECORDED DECEMBER 2, 1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM THAT PORTION THEREOF CONVEYED TO SACRAMENTO AND SAN JOAQUIN DRAINAGE DISTRICT BY DEED RECORDED APRIL 4, 1975 IN BOOK 1228, PAGE 361 OF OFFICIAL RECORDS, DOCUMENT NO. 4791.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ½ INTEREST IN AND TO THE OIL, GAS AND MINERALS IN AND UNDER THE WITHIN DESCRIBED REAL PROPERTY, AS RESERVED IN DEED FROM HALLIE ALLY ROBINSON, RECORDED NOVEMBER 19, 1963 IN BOOK 884 PAGE 23 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE

FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-025

PARCEL NO. 5:

LOTS 9 AND 16 IN BLOCK 22 OF CENTRAL COLONIES, ACCORDING TO THE MAP THEREOF RECORDED DECEMBER 2,1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-023

PARCEL NO. 6:

LOT 10 IN BLOCK 22 OF CENTRAL COLONIES, ACCORDING TO THE MAP THEREOF RECORDED DECEMBER 2, 1912 IN BOOK 3 PAGE 21 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-022

PARCEL NO. 7:

LOT 3 AND ALL THAT PORTION OF LOT 4 IN BLOCK 33 OF BERENDA TRUST, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 PAGE 16 OF MAPS, MADERA COUNTY RECORDS, LYING SOUTH AND EAST OF BERENDA CREEK.

EXCEPTING THEREFROM A PORTION OF SAID LOT 3 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 10312-A:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID LOT 3, SAID POINT BEARS SOUTH 89° 42’ 31” WEST 2733.17 FEET FROM A 4 IN CH BY 4 INCH REDWOOD POST ACCEPTED AS MARKING THE NORTHEAST CORNER OF SAID BLOCK 33 AS DELINEATED UPON MAP ENTITLED, “SURVEY OF A PORTION OF TOWNSHIPS 9, 10 AND 11 SOUTH, RANGES 15 AND 16 EAST, M. D. B. & M., MADERA COUNTY, CALIFORNIA”, FILED ON AUGUST 9, 1972, IN BOOK 18 OF MAPS, AT PAGE 45, 46 AND 47, MADERA COUNTY RECORDS; THENCE FROM SAID POINT OF BEGINNING LEAVING SAID NORTHERLY LINE SOUTH 00° 17’ 29” EAST 25.00 FEET; THENCE SOUTH 89° 42’ 31” WEST 370.00 FEET; THENCE NORTH 00° 17’ 29” WEST 25.00 FEET TO THE NORTHERLY LINE OF SAID LOT 3;

THENCE ALONG SAID NORTHERLY LINE NORTH 89° 42’ 31” EAST 370.00 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-142-002

PARCEL NO. 8:

LOT 2 IN BLOCK 33 OF BERENDA TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 PAGE 16 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-142-003

PARCEL NO. 9:

LOTS 5 AND 6 IN BLOCK 32 OF BERENDA TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3 PAGE 16 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM THE EAST 429 FEET OF LOT 6 AS DEEDED TO ALEXANDER B. BIGLER AND DOROTHY E. BIGLER, HUSBAND AND WIFE, AS JOINT TENANTS, BY DEED RECORDED JULY 26, 1948 IN BOOK 453 PAGE 28 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ½ INTEREST IN AND TO ALL OIL, GAS AND MINERALS UNDER SAID LANDS, AS RESERVED IN THE DEED RECORDED OCTOBER 8, 1947 IN BOOK 423 PAGE 34 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-142-007

PARCEL NO. 10:

LOTS 488 TO 495, INCLUSIVE, IN BLOCK 34 OF DAIRYLAND FARMS SUBDIVISION NO. 2, ACCORDING TO THE MAP THEREOF RECORDED JULY 18, 1914 IN BOOK 4 PAGES 11, 12 AND 13 IN MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM A PARCEL OR STRIP OF LAND IN SECTION 19, TOWNSHIP 10 SOUTH, RANGE 16 EAST, M. D. B. & M., IN THE COUNTY OF MADERA STATE OF CALIFORNIA, BEING A PORTION OF SAID DAIRYLAND FARMS SUBDIVISION NO. 2, AND DESCRIBED AS FOLLOWS:

THE EAST 50.00 FEET OF LOTS 488 AND 495, EXCEPTING THEREFROM THE SOUTH 25.00 FEET OF LOT 495; AND THE NORTH 50.00 FEET OF TH SOUTH 75.00 FEET OF LOTS 492, 493, 494 AND 495, EXCEPTING THEREFROM THE EAST 50.00 FEET OF LOT 495; AND THE WEST 250.00 FEET OF THE SOUTH 25.00 FEET OF LOT 492; ALL IN BLOCK 34, AS SHOWN ON SAID MAP.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ½ INTEREST IN ALL OIL, GAS AND MINERALS IN AND UNDER SAID LAND, AS RESERVED BY THE SECURITY COMPANY IN DEED RECORDED MARCH 5, 1942 IN BOOK 301 PAGE 497 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-150-001

PARCEL NO. 11:

LOT 530 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-014

PARCEL NO. 12:

LOTS 532, 567 AND 568 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-001

PARCEL NO. 13:

LOTS 528, 529, 569, 570 AND 571, IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-015

PARCEL NO. 14:

LOT 527 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-017

PARCEL NO. 15:

LOT 596, EXCEPT THE EAST 390.1 FEET THEREOF, AND ALL OF LOTS 595, 642 AND 643 IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-011

PARCEL NO. 16

LOTS 591 TO 594, INCLUSIVE, AND LOTS 644 TO 647, INCLUSIVE, IN BLOCK 36 OF DAIRYLAND FARMS SUBDIVISION NO. 2, AS SHOWN ON THE MAP THEREOF RECORDED ON JULY 8, 1914 IN BOOK 4, PAGES 11, 12 AND 13 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM THE WEST 40.0 FEET OF THE EAST 65.0 FEET OF THE NORTH 100.0 FEET OF LOT 591, AS GRANTED TO THE CHOWCHILLA WATER DISTRICT BY DEED DATED OCTOBER 18, 1962 AND RECORDED APRIL 15, 1963 IN BOOK 864 PAGE 167 OF OFFICIAL RECORDS, DOCUMENT NO. 6286.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 023-050-009

PARCEL NO. 17:

LOTS 353 AND 354 IN BLOCK 23 AND 24 OF DAIRYLAND FARMS SUBDIVISION NO. 1, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4, PAGES 15, 16 AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-070-016

PARCEL NO. 18:

LOTS 345 AND 346 IN BLOCK 23 AND 24 OF DAIRYLAND FARMS SUBDIVISION NO. 1, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4 PAGES 15, 16 AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS AND MINERALS NOW OR AT ANY TIME HEREAFTER SITUATE THEREIN AND THEREUNDER, AS RESERVED IN THE DEED FROM OCCIDENTAL LIFE INSURANCE COMPANY OF CALIFORNIA RECORDED AUGUST 17, 1944 IN BOOK 350 PAGE 19 OF OFFICIAL RECORDS, DOCUMENT NO. 4437.

ALSO EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-070-017

PARCEL NO. 19:

LOTS 1, 101, 109 AND 110 IN BLOCK 31 OF EL NUEVA TRACT, ACCORDING TO THE MAP THEREOF RECORDED OCTOBER 10, 1912 IN BOOK 3, PAGE 15 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-090-012

PARCEL NO. 20:

LOTS 347 AND 348 IN BLOCK 23 OF DAIRYLAND FARMS SUBDIVISION NO. 1, IN THE UNINCORPORATED AREA, COUNTY OF MADERA, STATE OF CALIFORNIA, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4, PAGES 15, 16 AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-009

PARCEL NO. 21:

LOT 349 IN BLOCK 23 OF DAIRYLAND FARMS SUBDIVISION NO. 1, ACCORDING TO THE MAP THEREOF RECORDED SEPTEMBER 2, 1914 IN BOOK 4, PAGES 15, 16, AND 17 OF MAPS, MADERA COUNTY RECORDS.

EXCEPTING THEREFROM ALL BUILDINGS, STRUCTURES, IMPROVEMENTS AND GROWING CROPS SITUATED THEREON, INCLUDING, WITHOUT LIMITATION, ALMOND TREES, WELLS, PUMPS, MOTORS, ELECTRICAL PANELS, ELECTRICAL HOOKUPS, WATER CONVEYANCE AND DISCHARGE FACILITIES, PIPELINES AND IRRIGATIONS SYSTEMS, HULLER/SHELLER FACILITY, RESIDENTIAL UNITS AND AIRSTRIP AND ALL RIGHTS THE REAL PROPERTY MAY HAVE TO GROUNDWATER, WHICH ALL SHALL REMAIN REAL PROPERTY, AS RESERVED IN THE DEED RECORDED AUGUST 17, 2010 AS DOCUMENT NO. 2010022415 OF OFFICIAL RECORDS.

APN: 024-120-010

CHOWCHILLA II RANCH:

THE LAND DESCRIBED HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF MADERA, UNINCORPORATED AREA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 10 SOUTH, RANGE 16 EAST,  MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, COUNTY OF MADERA, STATE OF CALIFORNIA.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE UNITED STATES OF AMERICA IN DEED RECORDED JUNE 14, 1954 IN BOOK 611 OF OFFICIAL RECORDS, PAGE 341, MADERA COUNTY RECORDS.

APN: 027-182-009

PARCEL NO. 2:

LOTS 578, 579, 588 AND 589 OF FAIRMEAD COLONY NO. 5, ACCORDING TO THE MAP ENTITLED, “FAIRMEAD COLONY NO. 5”, IN THE COUNTY OF MADERA, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED BOOK 3, PAGE 7 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM ½ OF ALL OIL, GAS AND MINERALS IN AND UNDER SAID LAND AS RESERVED IN THE DEED RECORDED MARCH 7, 1973, IN BOOK 1154, PAGE 260, AS DOCUMENT NO. 3636, OFFICIAL RECORDS.

APN: 028-050-003

EXHIBIT B

TERMS AND CONDITIONS

1.        CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO PERFORM.  In addition to other conditions set forth in this Agreement, including those related to inspection of the Property, Buyer’s obligation to purchase the Property shall be subject to and contingent upon the following conditions precedent, any or all of which Buyer may waive by written notice only:

a)	No Adverse Conditions. There shall be no material adverse change in the condition of, or affecting, the Property or Seller not caused by Buyer between the Effective Date and Closing.

b)

Representations and Warranties.  Seller’s representations and warranties contained herein are ongoing through the date of and shall be true and correct as of the date of Closing.  Seller shall immediately notify Buyer of any material change in said representations and warranties and, upon such notice, Buyer may terminate this agreement by delivering written notice to Seller within ten (10) business days of Buyer’s receipt of such notice.  Subject to the terms of this Agreement, the parties hereto shall have no further obligation or liability hereunder upon such termination.

c)

Government Documents.  Seller agrees to provide, within ten (10) days of the Effective Date, or as soon as practicable after Buyer’s request in the case of documents requested by Buyer pursuant to (iv) below, the following documentation relating to the Property to the extent that such documentation is in Seller’s possession or within its reasonable control to obtain: (i) any applicable water or drainage district documentation, (ii) well permits, (iii) real property tax invoices, and (iv) any other relevant business, governmental or regulatory documents that Buyer requests. Seller shall also execute all relevant releases, which would allow Buyer to obtain any reasonable information which is not within the reasonable control of Seller.

d)	Rental Agreement. Seller agrees to enter into the Lease Agreement (attached as Exhibit C)(the “Lease Agreement”). The Lease Agreement shall be executed by Seller at Closing.

e)        Cancellation.  If any of the foregoing conditions precedent is not satisfied or waived in writing by Buyer, Buyer may, but shall not be obligated to, elect, at its option, by written notice to Seller prior to the earlier of the time set for Closing or the specific deadline (as applicable) described within this Section 1, to terminate this Agreement, in which event the Deposit shall be returned to Buyer, subject to the terms of this Agreement, and the parties hereto shall have no further obligation or liability hereunder.

2.        CONDITIONS PRECEDENT TO SELLERS'S OBLIGATION TO PERFORM.  In addition to other conditions set forth in this Agreement, Sellers’s obligation to sell the Property shall be subject to and contingent upon the following conditions precedent, any or all of which Seller may waive by written notice only:

a)        Performance of Obligations.  Buyer shall have performed each of the acts to be performed by it under this Agreement, including, without limitation, depositing the Initial Deposit, the Additional Deposit and the Purchase Price and Buyer’s share of the Closing Costs into Escrow prior to the Closing Date.

b)       Representations and Warranties.  Buyer’s representations and warranties contained herein are ongoing through the date of and shall be true and correct as of the date of Closing.  Buyer shall immediately notify Seller of any material change in said representations and warranties and, upon such notice, Seller may terminate this agreement by delivering written notice to Buyer within ten (10) business days of Seller’s receipt of such notice.  Subject to the terms of this Agreement, the parties hereto shall have no further obligation or liability hereunder upon such termination.

c)        Rental Agreement.  Buyer agrees to enter into the Lease Agreement. The Lease Agreement shall be executed by Buyer at Closing.

3.        REPRESENTATIONS, WARRANTIES, COVENANTS AND STIPULATIONS OF SELLER.

a)

Authority.  Seller covenants and warrants to Buyer, its successors and assigns, that Seller has full right and lawful authority to enter into this Agreement and no other parties have any right or ownership in or to the Property.

b)	Possession. At Closing, possession of the Property will be delivered to Buyer, free of all contracts, except for Permitted Title Exceptions, the Lease Agreement, and the Excluded Property.

c)

No New Encumbrances.  From and after the Effective Date until Closing, Seller shall not convey any portion of the Property or any rights therein, or enter into any lease, license, conveyance, security document, easement or other agreement, or amend any lease or existing agreement granting to a third party (i.e., a non-affiliate) any rights with respect to the Property or any part thereof, or any interest whatsoever therein, without Buyer’s prior written consent.

d)

No Rights to Third Parties.  With the exception of Permitted Exceptions, and the Lease Agreement attached as Exhibit C hereto, no person or entity, other than Buyer, has any right, agreement, commitment, option, right of first refusal or any other agreement, whether oral or written, with respect to the sale, assignment or transfer of all or any portion of the Property.  Furthermore, from the Effective Date until thirty (30) days after the Effective Date, Seller shall neither enter into nor solicit from or negotiate with any third party with respect to the sale, assignment or transfer of all or any portion of the Property.

e)        Environmental.  To the best of Seller’s actual knowledge, without independent inquiry, Seller has not used, authorized or allowed the use of the Property and, to the best of Seller’s actual knowledge, without independent inquiry, the Property has never been used in any manner other than in full compliance with all Hazardous Substance laws. To the best of Seller’s actual knowledge without independent inquiry, no soil or water in or under the Property is contaminated by any Hazardous Substance. For purposes of this Section 2(e), Hazardous Substances shall be any hazardous or toxic substances or waste as those terms are defined by any federal, state or local law or regulation (including CERLA and RCRA) and include, but are limited to, petroleum, asbestos, polychlorinated biphenyls (PCBs), flammables, explosives and chemicals known to cause toxicity or cancer. To the best of Seller's actual knowledge, without independent inquiry, there are no pending or threatened actions relating to any environmental law, there are no events or circumstances that would require clean-up or remediation, and there are no underground storage tanks situated upon the Property. Notwithstanding the foregoing, Buyer understands that the Property has historically been used for agricultural and farming operations and has been farmed by parties other than Seller, including prior owners and Seller's prior tenant.  Seller has no present actual knowledge of environmental contamination or violation of environmental laws, but assumes that standard agricultural and farming chemicals, fertilizers, and pesticides have been and are being used upon the Property in connection with such operations.  The presence of such items shall not be deemed to be a breach of this representation, and Buyer may obtain environmental surveys during the Inspection Period if it desires further information with respect to such matters. Seller has not received written notice and has no knowledge that there has been a release to the Property (including the land, surface water, ground water and any improvements) of any Hazardous Substances in violation of law subsequent to the date of the relevant Phase I Environmental Report for each property identified in Exhibit A ; provided, however, that this representation and warranty does not include those Hazardous Substances used either by Seller from time to time in the ordinary course of business as conducted at the Property or used by occupants of the Property other than Seller and which, to Seller's knowledge, have not caused contamination to the Property that requires remediation under applicable law.  The foregoing representations and warranties shall survive the Closing and shall not merge in the deed of conveyance. Seller shall indemnify and hold Buyer, its affiliates and its and their partners, managers, members, employees, shareholders, agents, officers, directors and representatives, harmless from and against any and all actions, liabilities, claims, damages, losses, costs, and expenses (including, but not limited to, reasonable experts’ fees, reasonable attorneys’ fees and the costs and expenses incurred by such attorneys and experts) arising out of or in any way related to any breach by Seller or Seller's agents of the provisions of  this Section 3(e).

e)

Foreign Person.  Seller is not a foreign person within the meaning of Section 1445(f) (3) of the Internal Revenue Code, and no portion of the purchase price is required to be withheld by Buyer pursuant to Section 1445 of such Code and the regulations promulgated.  Upon Buyer’s request, Seller shall provide Buyer with written verification and certification that payments to Seller are not subject to withholding by Buyer.

g)       Adverse Tax Consequence.  If such taxes apply to a period on or before the Closing, Seller shall be responsible for payment, including reimbursement to Buyer of any rollback taxes assessed, including those assessed for any and all “look back” periods should the assessment rate change or for any other reason rollback taxes are assessed against the property after Closing.  This provision shall survive Closing.

4.        REPRESENTATIONS, WARRANTIES AND CONVENANTS OF BUYER.

a)        Authority.  Buyer warrants and represents to Seller that it has, and at Closing will have, all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein pursuant to the terms and conditions of this Agreement.

b)       No Violation.  Buyer’s execution of this Agreement and performance of Buyer's obligations under this Agreement will not violate any agreement, option, covenant, condition, obligation, or undertaking of Buyer.

c)        Performance.  Buyer shall timely perform and comply with all covenants and agreements, and satisfy all conditions, that Buyer is required to perform, comply with, or satisfy under this Agreement.

5.        DEFAULT AND REMEDIES.  In the event any party hereto shall fail to pay, perform or observe any of the covenants and conditions undertaken by it herein to be paid, performed or observed, then such party shall be deemed to be in default with respect hereto.  In the event of a default by Seller, Buyer shall have the right, following ten (10) days prior written notice to Seller during which period Seller has failed to cure such default, in addition to other remedies available at law or in equity, to:  (a) require Seller to perform all of its obligations hereunder including specifically its obligation to convey the Property to Buyer, and (b) recover damages, including expenses incurred by Buyer, as a result of the default.  In the event of a default by Buyer, Seller shall have the right to declare this Agreement canceled.

6.        REAL ESTATE COMMISSION.  Any real estate commission attributable to, or associated with, the sale of the Property herein incurred by Seller shall be paid by Seller at Closing.  Any real estate commission attributable to, or associated with, the sale of the Property herein incurred by Buyer shall be paid by Buyer at Closing.  Seller and Buyer shall indemnify and hold harmless the other from any and all losses, claims, damages, costs or expenses (including attorneys’ fees) which the other may incur as a result of any claim made by any person to a right to a sales or brokerage commission or finder’s fee in connection with this transaction to the extent such claim is based, or purportedly based, on the acts or omissions of Seller or Buyer, as the case may be.  The obligations of Buyer and Seller under this Section 5 shall survive the Closing.

7.        MISCELLANEOUS.

a)

No Waiver.  No waiver of any covenant or condition contained in this Agreement or of any breach of any such covenant or condition shall constitute a waiver of any subsequent breach of such covenant or condition by either party, or justify or authorize the nonobservance on any other occasion of the same or any other covenant or condition hereof of either party, nor shall any forbearance by either party to seek a remedy for any breach constitute a waiver with respect to such or any subsequent breach.

b)

Successors.  Except as otherwise provided in this Agreement, the covenants, conditions and agreement contained herein shall bind and insure to the benefit of Seller and Buyer and their respective heirs, personal representatives, successors and assigns.

c)

Captions.  The captions in this Agreement are for convenience only and are not a part of this Agreement and do not in any way define, limit or describe or amplify the terms and provisions or the scope or intent hereof.

d)

Entire Agreement Interpretation.  This Agreement represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings. This Agreement supersedes all prior agreements or representations oral or written with respect to the Property that are not expressly set forth herein or incorporated herein by reference.  The masculine (or neuter) pronoun shall include the masculine, feminine and neuter genders, and the singular number shall include the plural number and vice versa.

e)	Amendment. This Agreement shall not be amended or modified in any manner except by an instrument in writing executed by the parties.

f)	Governing Law. This instrument shall be governed by and constructed in accordance with the laws of the State of California.

g)

Attorneys’ Fees/Expenses.  In the event any dispute between the parties results in litigation or either party is required to retain legal counsel to enforce the provisions hereof, then the prevailing party shall be entitled to recover from the other any and all attorneys’ fees and expenses resulting therefrom.

h)

Time of the Essence.  Time shall be of the essence in this Agreement.  In the event the time for performance of any obligation hereunder expires on a Saturday, Sunday, or legal holiday, the time for performance shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

i)	Effective Date. This Agreement shall be effective on the Effective Date.

j)        Counterparts and Copies.  This Agreement may be executed in one or more counterpart signature pages (including via email in PDF format or other electronic counterpart signature pages), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

j)

Construction.  The language used in this Agreement shall be deemed to be the language approved by all parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party.

k)

Severability.  Each party agrees that it will perform its obligations hereunder in accordance with all applicable laws, rules and regulations now or hereafter in effect.  If any term or provision of this Agreement shall be found to be wholly illegal or unenforceable, the remainder of this Agreement shall be given full effect as if such provision were stricken.  In the event any term or provision of this Agreement shall be held overbroad in any respect, then such term or provision shall be narrowed, modified or limited by a court only to the extent necessary to make such provision or term enforceable while effectuating the intent of the parties herein expressed.

m)      Access to Information.  From the Effective Date and for a period of one year following, Seller shall provide Buyer with reasonable access to such business records specific to the Property and to the financial condition of the Seller and Seller’s parent company and shall perform such actions pertaining to the Property when requested by Buyer, including but not limited to, any records or actions reasonably requested by Buyer (1) to satisfy its obligations with respect to the Farm Service Agency, (2) to satisfy Buyer’s obligations to make filings with the United States Securities and Exchange Commission, including any cooperation required by Buyer’s auditors and counsel in relation to any financial statements or financial information required to be included in such filings, and (3) to fulfill any inquiry or inquiries which Buyer in its reasonable discretion deems necessary hereunder.

EXHIBIT C

LEASE AGREEMENT

[ To be attached when complete ]